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                                                   RULE 497(b)(e) UNDER
                                                 SECURITIES ACT OF 1933
                                                      FILE NO. 33-72416



                                 PROSPECTUS OF
                             BRIDGEWAY FUNDS, INC.
                 RE: BRIDGEWAY ULTRA-SMALL COMPANY MARKET FUND

                         As amended on August 27, 2003

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     The Board of Directors voted to close the Ultra-Small Company Market
     Fund to new investors when net assets reached $500 million or on August 15, 2003 whichever came first.

     Net assets in the Fund did not reach $500 million before August 15, 2003 and therefore the Fund closed based on the date.

     Present shareholders can continue investing in the Ultra-Small Company Market Fund.

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